                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             GREENBRIAR CORPORATION
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ...........................................................................
     2) Form, Schedule or Registration Statement No.:
     ...........................................................................
     3) Filing Party:
     ...........................................................................
     4) Date Filed:
     ...........................................................................

                            GREENBRIAR CORPORATION
                              4265 KELLWAY CIRCLE
                             ADDISON, TEXAS  75244

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997




Dear Stockholders of Greenbriar Corporation:

  You are cordially invited to attend the Annual Meeting of Stockholders of Greenbriar Corporation (the "Company") to be held at 10:00 a.m., local time on May 22, 1997, at 4265 Kellway Circle, Addison, Texas 75244, to consider and vote upon the following matters:

     1. To elect one Class III Director to hold office in accordance with the Articles of Incorporation and Bylaws of the Company ("Proposal 1");

     2. To consider and act upon a proposal to approve and adopt the Company's 1997 Stock Option Plan under which 500,000 shares of Common Stock will be reserved for issuance to key employees, directors and consultants of the Company ("Proposal 2");

     3. To ratify the selection of Grant Thornton, LLP as the Company's auditors ("Proposal 3"); and

     4. The transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

  Only Stockholders of record at the close of business on April 24, 1997 who own Common Stock or Series B or Series D Preferred Stock will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

  All Stockholders are cordially invited and urged to attend the Annual Meeting. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE STILL REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE. If you attend, you may vote in person if you wish, even though you have sent your proxy.



                                    By Order of the Board of Directors

                                    Robert L. Griffis, Secretary

April 29, 1997

                            GREENBRIAR CORPORATION
                              4265 KELLWAY CIRCLE
                             ADDISON, TEXAS 75244

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997


          This Proxy Statement (the "Proxy Statement") and the accompanying proxy card are being furnished to the holders of common stock, par value $.01 per share ("Common Stock"), and Series B and Series D Preferred Stock, par value $0.10 per share ("Preferred Stock") (collectively, the "Stockholders"), of Greenbriar Corporation, a Nevada corporation ("Greenbriar" or the "Company"), in connection with a solicitation of proxies by the Board of Directors of the Company from the Stockholders for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). Proxies will be voted at the Annual Meeting to be held at the time and place and for the purposes set forth in the accompanying Notice. This Proxy Statement and the enclosed form of proxy is being mailed on or about April 29, 1997.

          The expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to their principals, will be borne by the Company. The Company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to beneficial owners of the Company's Common Stock in accordance with Securities and Exchange Commission requirements. In addition to the solicitation made hereby, certain directors, officers and employees of the Company may solicit proxies by telephone and personal contact.

          The Company's principal executive office is located at 4265 Kellway Circle, Addison, Texas 75244, and its telephone number is (972) 407-8400.

                         VOTING AND PROXY INFORMATION

          The Board of Directors of the Company has fixed the close of business on April 24, 1997, as the record date (the "Record Date") for determining the holders of Common Stock and Preferred Stock entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding 6,564,281 shares of Common Stock, 991 shares of Series B Preferred Stock, and 675,000 shares of Series D Preferred Stock, the only outstanding securities of the Company entitled to vote at the Annual Meeting. The Common Stock, Series B and Series D Preferred Stock were held by approximately 7,642, 11 and one stockholders of record, respectively.

          For each share held on the Record Date, a holder of Common Stock or Preferred Stock is entitled to one vote on all matters properly brought before the Stockholders at the Annual Meeting. Such votes may be cast in person or by proxy. Abstentions may be specified as to the approval of any of the Proposals. Under the rules of the American Stock Exchange (the "Exchange"), brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters (so-called "broker non-votes"). The Exchange rules prohibit member firms of the Exchange from voting on Proposal 2 without specific instructions from beneficial owners. The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B and Series D Preferred Stock attending the Annual Meeting, voting as one class, is necessary to approve Proposal 2. Accordingly, if a Stockholder abstains from voting certain shares on the approval of Proposal 2, it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered as shares present and entitled to vote with respect to the approval of Proposal 2 and therefore will have no effect on the outcome of the vote.

          On the Record Date, Mr. James R. Gilley, Chairman of the Board of the Company, a corporation wholly owned by him, and his spouse and adult children (as individuals or as trustees for various family trusts), beneficially owned an aggregate of approximately 29% of the outstanding Common Stock and 100% of the outstanding Series D Preferred

Stock of the Company (approximately 36% of shares entitled to vote); Mr. Victor
L. Lund, a director of the Company, beneficially owned approximately 19% of the outstanding shares of Common Stock (approximately 17% of shares entitled to vote); and Floyd B. Rhoades, President, Chief Executive Officer and a director of the Company, beneficially owned approximately 13% of the outstanding shares of Common Stock (approximately 12% of shares entitled to vote). All such persons have indicated they will vote their shares, comprising a total of more than 61% of the shares entitled to vote, for the approval of each of the Proposals, which will insure such approval by the Stockholders.

          All shares of Common Stock and Preferred Stock that are represented at the Annual Meeting by properly executed proxies received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the election as a Director of the nominee listed herein and for approval of the other Proposals.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the vote is taken at the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and delivering a subsequent proxy relating to the same shares, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to:
Corporate Secretary, Greenbriar Corporation, 4265 Kellway Circle, Addison, Texas 75244.

                                  PROPOSAL 1
                             ELECTION OF DIRECTOR

NOMINEE

          At the Annual Meeting, one Class III director will be elected to hold office until the 2000 Annual Meeting of Stockholders or until his successor is elected and qualified. The Company's Articles of Incorporation provide that the directors are divided into three classes of equal or approximately equal number, and that the number of directors constituting the Board of Directors will from time to time be fixed and determined by a vote of a majority of the Company's directors serving at the time of such vote. The Board of Directors is now comprised of nine members, with each Class consisting of three members. The Board of Directors has provided, however, that there shall be seven members of the Board effective the date of the Annual Meeting, with each of Class I and II consisting of three members and Class III consisting of one member who will be elected at the Annual Meeting.

          It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the nominee for election as a director as set forth in the following table. If the nominee becomes unavailable for election to the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designated by the Board of Directors. However, the Board is not aware of any circumstances likely to render the nominee unavailable for election. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock and Series B and D Preferred Stock because under Nevada law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock and Series B and D Preferred Stock, voting as one class, will constitute a quorum. The shares held by each holder of Common Stock and Series B and D Preferred Stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

          The following table sets forth certain information with respect to the person who will be the nominee for election at the Annual Meeting and the other incumbent directors and executive officers of the Company. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of Common Stock beneficially owned by each of the directors as of March 31, 1997 is set forth below in "Securities Ownership of Certain Beneficial Owners."

NOMINEE AND BUSINESS EXPERIENCE
Class III
Being elected at Annual Meeting for a term to expire in 2000
------------------------------------------------------------

Don C. Benton                   Mr. Benton has been a Director since June 1994.
          Age 42                Mr. Benton is currently a consultant to various
                                twelve step ministry programs. He was Director of Twelve Step Ministries, Lovers Lane United
                                Methodist Church of Dallas from 1991 and until 1997 has been a Consultant for Spiritual
                                Counseling and Education for the Addiction
                                Recovery Center since 1993 and also served in that capacity for the Argyle Specialty Hospital.
                                He has served as unit coordinator, admissions coordinator, and milieu therapist for various hospitals and facilities throughout Texas since
                                1988. He is a Licensed Chemical Dependency
                                Counselor, and a Certified Alcohol and Drug
                                Abuse Counselor.

INCUMBENT DIRECTORS AND BUSINESS EXPERIENCE
Class I
Term expires in 1998
--------------------

James R. Gilley                 Mr. Gilley has been Chairman of the Company
          Age 63                since November 1989 and was President and Chief
                                Executive Officer from November 1989 until
                                December 31, 1996.

Floyd B. Rhoades                Mr. Rhoades has been a Director and Chief
          Age 56                Executive Officer of the Company since December
                                31, 1996. He has been the Chairman, President and Chief Executive Officer of American Care
                                Communities, Inc. ("American Care") since its inception in 1992. American Care became a wholly owned subsidiary of the Company on December 31, 1996. From 1985 to 1991 Mr. Rhoades served as
                                President of Living Centers. In 1992 Mr. Rhoades was the recipient of the National Council of Aging's Distinguished Service Award. He was the founding President of the North Carolina
                                Assisted Living Association, and he is a Board
                                Member of the Accreditation Commission for Home
                                Care.

Paul G. Chrysson                Mr. Chrysson has been a Director since May 1995.
          Age 42                He is President of C.B. Development Co., Inc., a
                                North Carolina real estate developer, a position he has held for over five years. Mr. Chrysson is a member of the boards of directors of Triad
                                Bank and United Carolina Bank (NC) and has served on the boards of various charitable organizations. He has been a licensed real estate agent since 1974 and a licensed contractor since 1978.

Class II
Term expires in 1999
--------------------

Michael E. McMurray             Mr. McMurray has been a Director since May 1991.
          Age 42                Since July 1987, Mr. McMurray has been Vice
                                President of Investments for Prudential
                                Securities. Prior to joining Prudential
                                Securities, Mr. McMurray was a financial consultant for Shearson Lehman Hutton from 1983 until July 1987.

Matthew G. Gallins              Mr. Gallins has been a Director since June 1994.
          Age 41                Since 1990, Mr. Gallins has been a Director,
                                President and Chief Operations Officer of
                                Gallins Vending Company, Inc., a food services vending company. He has also been the owner and served as Vice President and Secretary of Exit
                                Inc.

                                (dba Tomatoz Grill), a restaurant, since 1993. He is a Foundation Board Director for Tanglewood Park in North Carolina, a Member of the Annual Campaign Fund for the United Way, and past Chairman of Special Events Solicitation Committee for the Forsyth County Mental Health Association. He is director of Southern Community Bank in Winston-Salem, North Carolina.

Victor L. Lund                  Mr. Lund was the founder of Wedgwood Retirement
          Age 68                Inns, Inc.("Wedgwood") in 1977. Wedgwood became
                                a wholly owned subsidiary of the Company on March 31, 1996. For most of Wedgwood's existence, he was the Chairman of the Board, President and Chief Executive Officer, positions he held until Wedgwood was acquired by the Company. He presently continues to serve as Chairman of the Board of Wedgwood.

OTHER EXECUTIVE OFFICERS AND BUSINESS EXPERIENCE

Gene S. Bertcher                Mr. Bertcher has been Executive Vice President
          Age 48                and Chief Financial Officer and Treasurer of the
                                Company since November 1989 and was a Director from November 1989 until September 1996. He is a certified public accountant.

Robert L. Griffis               Mr. Griffis has been Senior Vice President of
          Age 61                the Company since November 1992 and Secretary
                                since June 1994 and was a Director from June
                                1994 until September 1996. For the nine years prior to becoming an officer of the Company, he was involved in the healthcare industry, as Senior Vice President of Retirement Corporation of America, Senior Vice President of National
                                Heritage, Inc., President of Health Resources,
                                Inc., President of the long term care division of Clinitex Corp., and from 1991 to 1992 as a consultant to the Company.

Paul W. Dendy                   Mr. Dendy was appointed the President of
          Age 47                Wedgwood in April 1995 following its acquisition
                                by the Company and Executive Vice President of the Company in May 1996 and served on the board of directors of the Company from May until September 1996. He was until such time the Vice
                                President-Project Acquisition and Financing of
                                Wedgwood, a position he held since he joined
                                Wedgwood in April 1993. From 1989 to February
                                1993, he was Vice President-Finance of Leisure
                                Care, Inc., a privately held company in the retirement housing and assisted living business.

Gary S. Smith                   Mr. Smith has been Executive Vice President of
          Age 44                the Company since April 7, 1997. Mr. Smith was a
                                co-founder of American Care and since its inception in 1992 has been Executive Vice
                                President of Administration and Treasurer. From
                                1988 to 1992 he was President of Consultare, a consulting and construction company in Fort
                                Smith, Arkansas.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth as of March 31, 1997, certain information with respect to all Stockholders known by the Company to own beneficially more than 5% of the outstanding Common Stock and Series D Preferred Stock (which are the only outstanding classes of voting securities of the Company, except for Series B Preferred Stock), as well as information with respect to the Company's Common Stock and Series D Preferred Stock owned beneficially by each director, executive officer whose compensation from the Company in 1996 exceeded $100,000, and by all directors and executive officers as a group. Unless otherwise indicated, each of such Stockholders has sole voting and investment power with respect to the shares beneficially owned. The number of shares of Series B Preferred Stock outstanding and convertible into Common Stock is immaterial and no information has been provided below regarding Series B Preferred Stock ownership. All shares of Common Stock have been adjusted for the 1 for 5 reverse split effected in December 1995.

                                 PREFERRED STOCK                                 COMMON STOCK
                            -----------------------------    ---------------------------------------------------------------
                                                                                         NUMBER OF SHARES-
                                NUMBER           PERCENT        NUMBER      PERCENT         ASSUMING FULL            PERCENT
NAME AND ADDRESS                  OF               OF             OF           OF      CONVERSION OF PREFERRED          OF
BENEFICIAL OWNER                SHARES           SERIES         SHARES      SERIES   STOCK AND OPTIONS BY HOLDERS     CLASS
----------------            ---------------   -----------    ------------   ------   ----------------------------    -------
                            Series D Preferred Stock/(1)/
                            -----------------------------

James R. Gilley             675,000/(2)/       100%          2,407,151/(3)/   34.1%             2,744,651             37.0%
4265 Kellway Circle
Addison, TX  75244

Sylvia M. Gilley            675,000/(2)/       100%          2,407,151/(3)/   34.1%             2,744,651             37.0%
6211 Georgian Court
Dallas, TX  75240

W. Michael Gilley                      -         -             256,700/(4)/    3.9%               256,700              3.7%
3535 University Blvd.
Dallas, TX 75205

Victor L. Lund                         -         -                1,214,961   18.5%             1,214,961             17.6%
816 N.E. 87th Ave.
Vancouver, WA  98664

Floyd B. Rhoades                       -         -                  870,517   13.3%               870,517             12.6%
4265 Kellway Circle
Addison, TX 75244

Gene S. Bertcher                       -         -              74,000/(5)/    1.1%                74,000              1.0%
4265 Kellway Circle
Addison, TX  75244

Robert L. Griffis                      -         -              30,000/(6)/    0.5%                30,000              0.4%
4265 Kellway Circle
Addison, TX  75244

Michael E. McMurray                    -         -                        -      -                      -                -
5330 Merrick Rd.
Massapequa, NY  11758

Matthew G. Gallins                     -         -              25,000/(7)/    0.4%                25,000              0.4%
715 Stadium Drive
Winston-Salem, NC  27101

Paul G. Chrysson                       -         -                        -      -                      -                -
1045 Burke Street
Winston-Salem, NC  27101

Richards D. Barger/(8)/                -         -                      200      -                    200                -
945 San Marino Ave.
San Marino, CA  91108

Steven R. Hague/(8)/                   -         -                        -      -                      -                -
1650 Bank One Tower
221 W. Sixth Street
Austin, TX  78701

Don C. Benton                          -         -                        -      -                      -                -
9200 Inwood Road
Dallas, TX  75220

All executive officers      675,000/(1)(2)/   100%                4,743,361    63.8%            5,055,861            69.6%
and directors as a group
(13 persons)

____________________

(1) Represents Series D Preferred Stock which votes with Common Stock and Series B Preferred Stock as one class. Series D Preferred Stock is convertible into Common Stock at a rate of one share of Common Stock for two shares of Series D Preferred Stock.

(2) The shares are owned by a grantor trust for the benefit of Mr. and Mrs. Gilley. Sylvia M. Gilley is the spouse of James R. Gilley.

(3) Consists of 972,851 shares of Common Stock owned by JRG Investments Co., Inc., a corporation wholly owned by James R. Gilley ("JRG"); 390,300 shares of Common Stock owned by a grantor trust for the benefit of James R. and Sylvia M. Gilley; options to James R. Gilley to purchase 200,000 shares of Common Stock at $10.75 per share, exercisable through December 1, 2000; options to James R. Gilley to purchase 200,000 shares of Common Stock at $13.275 per share, excersiable through December 31, 2006; a warrant to purchase 108,000 shares at an exercise price of $12.98 per share, exercisable through October 1, 2006, owned by the grantor trust for the benefit of Mr. and Mrs. Gilley; and 536,000 shares of Common Stock owned of record by Mrs. Gilley. Other than shares owned by the grantor trust, Mrs. Gilley disclaims any beneficial ownership of the shares owned by Mr. Gilley and JRG. Mr. Gilley and JRG disclaim beneficial ownership of the shares owned by Mrs. Gilley. Mr. Gilley has pledged all of his shares in JRG to Institutional Capital Corporation (formerly known as MS Holding Corp.), a nonaffiliated entity, as collateral for repayment of a promissory note payable by JRG to Institutional Capital Corporation in the remaining principal amount of $2,996,373. The note requires payment of annual interest only until December 31, 1998, when the principal balance and all accrued interest is due and payable. Of the shares of Common Stock owned by the grantor trust, 200,000 shares were acquired by the trust from the Company in November 1993 in consideration of a $2,250,000 partial recourse promissory note executed by the grantor trust and Mr. Gilley (as co-maker). This note bears interest at an annual rate of 5.5% until November 2003, when the entire principal balance and all accrued interest is due. The note is collateralized by the 200,000 shares purchased by the grantor trust, and the grantor trust and Mr. Gilley (as co-maker) have personal recourse only for the first 20% of the principal balance.

(4) W. Michael Gilley is the adult son of James R. Gilley and Sylvia M. Gilley. Consists of 117,000 shares of Common Stock owned of record, and 139,700 shares of Common Stock owned by seven trusts for which Mr. Gilley acts as co-trustee for the benefit of the children and grandchildren of James R. and Sylvia M. Gilley. Of the 117,000 shares of Common Stock, 46,000 shares were issued for promissory notes of $237,500, for which 30,000 shares are currently pledged as collateral.

(5) Consists of 54,000 shares of Common Stock issued for promissory notes of $92,500, for which 13,000 shares are currently pledged as collateral, and options to purchase 20,000 shares of Common Stock for $11.25 per share, all of which are vested.

(6) In November 1992, Mr. Griffis obtained a loan from the Company for $75,000 which was used to exercise options to purchase 30,000 shares of the Company's Common Stock. The loan is collateralized by the shares purchased by Mr. Griffis.

(7) Consists of 20,000 shares of Common Stock owned by a trust for which Mr. Gallins acts as co-trustee for the benefit of one of the grandchildren of James R. and Sylvia M. Gilley, 3,000 shares of Common Stock owned by Matthew G. Gallins LLC, and 2,000 shares of Common Stock owned by Mr. Gallins' minor children, for which he serves as custodian. Mr. Gallins disclaims beneficial ownership of the 20,000 shares held in trust.

(8)  Will not be a director following the Annual Meeting.

EXECUTIVE COMPENSATION

     The following tables set forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 1996, 1995 and 1994 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total annual salary in 1996 exceeded $100,000, the number of options granted to any of such persons during 1996, and the value of the unexercised options held by any of such persons on December 31, 1996.

                          SUMMARY COMPENSATION TABLE

                                                LONG TERM COMPENSATION-
                                                       NUMBER OF
                                                       SHARES OF
        NAME AND                    ANNUAL           COMMON STOCK               ALL
        PRINCIPAL                COMPENSATION-        UNDERLYING               OTHER
        POSITION           YEAR     SALARY              OPTIONS          COMPENSATION/(1)/
        ---------          ----  -------------  -----------------------  -----------------


James R. Gilley,           1996    $460,000             200,000               $8,500
  Chairman/(2)/            1995     460,000             200,000                7,500
                           1994     460,000                   -                6,500

Gene S. Bertcher,          1996     180,000                   -                7,500
  Executive Vice           1995     172,500                   -                6,500
  President and Chief      1994     150,000              20,000                6,500
  Financial Officer

W. Michael Gilley,         1996     150,000                   -                7,500
  Executive Vice           1995     143,750                   -                6,500
  President/(3)/           1994           -                   -                    -

Floyd B. Rhoades,          1996     152,000                   -                    -
  President and Chief      1995     153,000                   -                    -
  Executive Officer (2)    1994     150,000                   -                    -

Robert L. Griffis,         1996     120,000                   -                7,500
  Senior Vice President    1995     115,000                   -                6,500
                           1994     100,000                   -                6,500

-------------------------

(1)  Constitutes directors' fees paid by the Company to the named individuals.

(2) James R. Gilley served as President and Chief Executive Officer until December 31, 1996. Floyd B. Rhoades was named President and Chief Executive Officer on December 31, 1996 as part of the American Care Acquisition. Mr. Rhoades has a three year employment agreement with the Company under which he will receive an annual salary of $200,000.

(3)  W. Michael Gilley ceased to be an executive officer January 31, 1997.


                              OPTION GRANTS TABLE
                      (OPTION GRANTS IN LAST FISCAL YEAR)


                                                Percent of
                   Number of Securities       Total Options        Exercise or
                        Underlying       Granted to Employees in   Base Price   Expiration
      Name           Options Granted           Fiscal Year          Per Share      Date
      ----         --------------------  ------------------------  -----------  ----------
James R. Gilley           200,000                 46.3%              $ 10.75      5/24/01
                          200,000                 46.3%                13.275    12/31/06

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND FY-END OPTION VALUES

                                                                                     Value of Unexercised
                                                    Number of Securities                 In-the-Money
                                                   Underlying Unexercised              Options at 1996
                                                   Options at 1996 FY-End                   FY-End
                     Shares Acquired   Value    -----------------------------     --------------------------
       Name            on Exercise    Realized  Exercisable     Unexercisable     Exercisable  Unexercisable
-------------------  ---------------  --------  -----------------------------     --------------------------

James R. Gilley             -             -       400,000             -            $2,695,000        $ -

Gene S. Bertcher            -             -        20,000             -               150,000          -

W. Michael Gilley           -             -          -                -                  -             -

Robert L. Griffis           -             -          -                -                  -             -

STOCK OPTION PLAN

     The Compensation Committee administers the Company's 1992 Stock Option Plan, as amended (the "Plan"), which provides for grants of incentive and non-qualified stock options to the Company's executive officers, as well as its directors and other key employees. Under the Plan, options are granted to provide incentives to participants to promote long-term performance of the Company and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Currently, the Plan has no pre-set formula or criteria for determining the number of options that may be granted. The exercise price for an option granted under the Plan is determined by the Compensation Committee, in an amount not less than 100 percent of the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on the overall performance of the Company and the individual performance of the executive officers. The Company currently has reserved 207,500 shares of Common Stock for issuance under the Plan, of which 77,500 shares are covered by outstanding options as of December 31, 1996.

EMPLOYMENT AGREEMENTS

     Effective upon the closing of the acquisition of American Care (the "American Care Acquisition"), the Company entered into an employment agreement with Floyd B. Rhoades to become is the President and Chief Executive Officer of the Company. Mr. Rhoades' agreement is for a term of three years, with an annual salary of $200,000.

     Effective January 1, 1997, the Company entered into an Employment Agreement with James R. Gilley to serve as Chairman for a three year term that recommences each day. The Agreement provides for base salary of $460,000 and 200,000 fully vested, non-qualified stock options each year in lieu of any cash bonus. The Agreement may be terminated early only upon resignation, mutual consent or for good cause.

     Also effective January 1, 1997, the Company entered into an Employment Agreement with Gene S. Bertcher to serve as Executive Vice President for a two year term that recommences each day. The Agreement provides for base salary of $180,000 and discretionary bonus, and may be terminated early only upon resignation, mutual consent, or for good cause.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The following paragraphs describe certain transactions between the Company and
(i) any stockholder beneficially owning more than 5% of the outstanding Common Stock, (ii) the executive officers and directors of the Company and (iii) members of the immediate family or affiliates of any of the foregoing, which transactions occurred since the beginning of the 1995 fiscal year.

  On November 19, 1993 the Company sold 200,000 unregistered shares of its Common Stock, to The April Trust, a grantor trust for the benefit of James R. Gilley, Chairman of the Board of the Company, and his wife, at a price equal to the closing price of the shares on the American Stock Exchange on that date ($11.25) per share for consideration consisting of a $2,250,000 promissory note (for which Mr. Gilley is a co-maker) for the full purchase price thereof, of which 20% of the principal amount of the note is a recourse obligation of Mr. Gilley and the grantor trust and the balance of the note is nonrecourse. Such note bears interest at the rate of 5.5% per annum, which accrues and is payable along with all principal upon maturity on November 18, 2003, and is secured by a pledge of the stock back to the Company to hold as collateral for payment of the note pending payment in full. On December 16,1996, the Compensation Committee extended the due date of such note to November 18, 2008.

  Gene S. Bertcher and Robert L. Griffis, officers of the Company, are indebted to the Company for an aggregate of $92,500 and $75,000, respectively, for notes issued in payment for shares of Common Stock. Mr. Bertcher's notes are secured by a pledge of 13,000 shares of Common Stock. Mr. Griffis'' note is secured by a pledge of his 30,000 shares. Such notes bear interest at a rate equal to any cash or stock dividends declared on the purchased stock, and are due in a single installment for each such note on or before December 31, 1999.

  In connection with the sale of four properties in Georgia previously owned by the Company, the Company retained first mortgages which were subordinate to a series of tax free bonds issued upon the defeasance of the bonds. The Series B Bonds were purchased for investment by Sylvia M. Gilley, wife of James R. Gilley. The Company had the opportunity to sell the mortgages but only if the Company would guarantee the B Bonds, which it did following Board of Director approval. Due to current litigation with the purchaser of the property, it is possible that the bond interest will not be paid. The Conflicts of Interest Committee approved the reimbursement of the legal fees of Sylvia M. Gilley in the litigation instituted to collect defaulted interest. The Company will be reimbursed for such fees from the proceeds of any recovery.

  Beginning in 1992, subsidiaries of the Company have provided construction services at an assisted living project in Norman, Oklahoma which is owned by a trust for Sylvia M. Gilley. As of December 31, 1994, the Company was owed $173,623, which included a fee of $80,000 for services rendered. This amount was paid in 1995. The Company provided construction services through the first half of 1995, at which time the project was completed.

  As part of the Wedgwood Acquisition and as an accommodation to the Sellers to assist them to help achieve a tax-free acquisition, James R. Gilley and members of his family agreed to contribute a retail property in North Carolina to the Company in exchange for 675,000 shares of the Company's Series D Preferred Stock. Mr. Gilley and his family had owned the retail property for over five years. The consideration received by James R. Gilley and members of his family, valued at $3,375,000, was based upon an independent appraisal of the North Carolina shopping center. The Series D Preferred Stock is unregistered, has no trading market unless converted to Common Stock, and is entitled to one vote per share on all matters to come before a meeting of stockholders. The Series D Preferred Stock bears a cumulative quarterly dividend of 9.5% per year, which approximates the cash flow Mr. Gilley and his family members were receiving from the retail property prior to its contribution to the Company. The Series D Preferred Stock is convertible into unregistered shares of Common Stock at a ratio of one share of Common Stock for two shares of Series D Preferred Stock. Mr. Gilley and his family members and affiliates transferred all of the shares of Series D Preferred Stock to The April Trust effective April 1997.

  The Company agreed to register the shares of Common Stock into which the Series D Preferred Stock is convertible under limited circumstances, as follows:
(i) the Company agreed to give the holders of such shares the right to demand registration of all or a portion of the Common Stock upon conversion provided holders of at least a majority of the shares join in such demand; and (ii) the Company agreed to give the holders of Common Stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the Company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the Company not to include all or a portion of such shares under certain circumstances. The Company agreed to pay all expenses of the demand or piggy-back registration, other than underwriting fees, discounts or commissions.

  The Company agreed to register the shares of Common Stock into which the Series E Preferred Stock was converted in connection with the Wedgwood Acquisition, a large percentage of which is held by Victor L. Lund, under limited circumstances, as follows: (i) commencing two years after the closing of the Wedgwood Acquisition, the Company agreed to give the holders of such shares the right to demand registration of all or a portion of the Common Stock provided at least a majority of the shares join in such demand; and (ii) the Company agreed to give the holders of the Common Stock "piggy-back" registration rights to include all or a portion of the shares in any other registration statement filed by the Company under the Securities Act (other than on Form S-8 or Form S-4), subject to certain rights of the Company not to include all or a portion of such shares under certain circumstances. The Company agreed to pay all expenses of the demand or piggy-back registration, other than underwriting fees, discounts or commissions.

  In connection with the Wedgwood Acquisition, the Company entered into a Construction Management Agreement with Victor L. Lund pursuant to which Mr. Lund agreed to serve, for three years following closing of the Wedgwood Acquisition, as a construction manager to oversee construction for the Company of up to 20 assisted living facilities, including those that provide Alzheimer's care, during the term of the agreement. Mr. Lund will receive monthly fees based on the percentage of completion of each facility with a total fee of $150,000 for each facility successfully completed, less any distributions paid to Mr. Lund from any partnership or limited liability company in which Mr. Lund and the Company both own equity interests. Mr. Lund is responsible for paying the costs of any construction supervisors or similar on-site personnel employed by him to satisfy his oversight duties to the Company. Mr. Lund owns a 51% equity interest and the Company owns a 49% equity interest in two limited partnerships. The Company has an option to buy Mr. Lund's interests in these partnerships for $10,000.

  Also in connection with the Wedgwood Acquisition, the Company advanced $500,000 to Victor L. Lund to be used for operating Wedgwood and its predecessor entities through the closing date. Pursuant to the terms of such loan, the principal and interest were forgiven as of the closing of the Wedgwood Acquisition.

  Victor L. Lund and Mark W. Hall, a former officer of the Company, have made loans to Wedgwood of $880,158 during the past several years to partially fund construction and acquisition of facilities, and for working capital. The unpaid balances of such loans at December 31, 1996 aggregated $352,915 to Mr. Lund and $289,852 to Mr. Hall. The notes bear interest at rates ranging from 9.25% to 10.50% and are due on demand. In addition, Mr. Lund has guaranteed repayment of approximately $43,200,000 of Wedgwood indebtedness and leases for Wedgwood's facilities, and the Company has agreed to indemnify Mr. Lund against any liability under his guarantees.

  Until August 1996 Victor L. Lund subleased to the Company the regional offices located at 816 NE 87th Avenue, in Vancouver, Washington. The lease covered approximately 6,000 square feet of office space at a rental of $6,194 per month.. In August 1996 Mr. Lund assigned the lease to the Company, and the lease expires April 30, 1997

  In December 1995, the Company purchased land, plans and specifications for an assisted living facility in Winston-Salem, North Carolina from Sylvia M. Gilley for an aggregate purchase price of $221,000, which was her cost in the land, plans and specifications. Mrs. Gilley had owned the land for over five years.

  In 1996, The April Trust purchased a Stock Purchase Warrant from an unaffiliated holder to purchase 108,000 shares of Common Stock at an exercise price of $12.98 per share. Such warrant contains anti-dilution clauses requiring a reduction in the exercise price to adjust for any issuances of Common Stock at a price less than the exercise price, which had occurred and
would occur in connection with the merger with American Care.   To eliminate any
future conflicts and negotiations of changes in the exercise price, the warrant was amended to fix the exercise price at $10.00 and to extend the termination date until October 1, 2006.

  It is the policy of the Company that all transactions between the Company and any officer or director, or any of their affiliates, must be approved by the Conflict of Interest Committee, which is comprised of non-management members of the Board of Directors of the Company. All of the transactions described above were approved.

ORGANIZATION OF THE BOARD OF DIRECTORS

     The Board of Directors has the following committees:

          COMMITTEE                 MEMBERS
          ---------                 -------

          Executive                 James R. Gilley - Chairman
                                    Victor L. Lund
                                    Paul Chrysson/(1)/
                                    Michael E. McMurray
                                    Floyd B. Rhoades

          Audit                     Matthew G. Gallins - Chairman
                                    Don C. Benton
                                    Paul G. Chrysson
                                    Michael E. McMurray

          Compensation              Michael E. McMurray - Chairman
                                    Don C. Benton
                                    Paul G. Chrysson
                                    Matthew G. Gallins

          Conflicts of Interest     Richards D. Barger - Chairman/(1)/
                                    Don C. Benton
                                    Paul G. Chrysson
                                    Matthew G. Gallins
                                    Michael E. McMurray
                                    Steven R. Hague/(1)/

______________________

(1) Messrs. Barger and Hague will cease to be directors after the Annual Meeting. Mr. Chrysson will replace Mr. Barger as Chairman of the Conflicts of Interest Committee.
______________________

     The Executive Committee conducts the normal business operations of the Company and acts as Nominating Committee. The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee fixes the compensation of officers and key employees of the Company and administers the Company's stock option plans. The Conflicts of Interest Committee receives and investigates any reports of or perceived conflicts of interest in any activities undertaken by the Company.

     Any stockholder who wishes to recommend a prospective nominee for the Board of Directors for consideration by the Executive Committee may write Robert
L. Griffis, Secretary, 4265 Kellway Circle, Addison, Texas 75244.

     The Board of Directors had six meetings during 1996. The Executive Committee met four times, the Audit Committee met two times, the Conflicts of Interest Committee met two times, the Compensation Committee met one time.

COMPENSATION OF DIRECTORS

     The Company pays each director a fee of $2,500 per year, plus a meeting fee of $1,000 for each Board meeting attended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1996.

                                  PROPOSAL 2
                      APPROVAL OF 1997 STOCK OPTION PLAN

GENERAL

          The Company's Board of Directors has approved, and recommends that the stockholders approve, the adoption of the 1997 Stock Option Plan (the "1997 Plan") under which the Company will reserve 500,000 shares of Common Stock for issuance to key employees, directors and consultants of the Company pursuant to options granted by the Board of Directors (or the Compensation Committee of the Board of Directors, if appointed) during the term of the Plan. Following is a description of the 1997 Plan.

          The purposes of the 1997 Plan are to encourage key employees, directors and consultants of the Company and its subsidiaries to acquire a proprietary interest in the Company and thus share in the future success of the Company's business; to enable the Company, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the Company; and to promote a closer identity of interests between the Company's employees, directors and consultants and its stockholders. The maximum number of shares reserved for issuance and subject to option under the 1997 Plan will be 500,000 shares of Common Stock. Under the 1997 Plan, officers, key employees, directors and consultants of the Company and its subsidiaries will be eligible to receive options to purchase Common Stock. The exercise period of each option will be determined by the Board of Directors, but no option shall have a term longer than ten years. Options granted under the 1997 Plan may be either Incentive Stock Options or options that are not intended to be Incentive Stock Options ("Nonqualified Stock Options"). The Board of Directors is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised. The Board of Directors may delegate its authority to a committee of the Board of Directors from time to time under the Plan.

          The 1997 Plan will continue for a period of ten years and no options will be granted on or after May 22, 2007. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in the Company's Common Stock as a result of stock splits or stock dividends, or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board of Directors, which will administer the 1997 Plan, subject to its power to delegate authority from time to time to a committee of the Board of Directors to administer the 1997 Plan.

          The Board of Directors has full power to select optionees from among the officers, key employees, directors and consultants of the Company and its subsidiaries, and to specify the terms and conditions of any option granted under the 1997 Plan; however, no option may be granted at an exercise price less than 100% of the fair market value of the Company's Common Stock on the business day preceding the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods.

          The Board of Directors may not grant an Incentive Stock Option to any consultant who is not a salaried employee of the Company, or any of its subsidiaries, nor may it grant an Incentive Stock Option to any stockholder who at the time of the grant beneficially owns more than 10% of the Company's outstanding voting securities, unless such option has an exercise price at the time of the grant of at least 110% of the fair market value of the Common Stock, and the option is not exercisable for more than five years from the date of grant. Incentive Stock Options may not be granted to any person when the effect would be to permit such person to first exercise options, in any calendar year, for the purchase of shares of Common Stock having a fair market value in excess of $100,000 (determined at the time of the grant of the options).

          Incentive Stock Options and Nonqualified Stock Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee. Incentive Stock Options and Nonqualified Stock Options may be exercised by the optionee within three months after termination of employment, directorship or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of the death of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the Company the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such Incentive Stock Option or Nonqualified Stock Option on the date of his death. In the event of the disability of an optionee holding an Incentive Stock or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the Company, which results in termination of such optionee's employment, directorship or consulting relationship, the Board of Directors may allow an Incentive Stock Option or Nonqualified Stock Option to be exercisable by the optionee at any time prior to the expiration date of the Incentive Stock Option or Nonqualified Stock Option or within one year after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination.

          The Board of Directors may amend the 1997 Plan at any time in any manner; however, no amendment may, without the approval of the Company's stockholders increase the maximum number of shares issuable under the 1997 Plan except in the case of certain capital adjustments.

          As of the date of this Proxy Statement, there were approximately 75 persons eligible to receive Incentive Stock Options and ten persons eligible to receive Nonqualified Stock Options under the 1997 Plan, consisting of 6 executive officers, 5 non-officer directors and 70 other employees.

          The Company has one additional stock option plan, the Amended 1992 Stock Option Plan (the "1992 Plan"), under which 207,500 shares are reserved for issuance. As of the date of this Proxy Statement, options had been granted for all but 130,000 shares reserved under the 1992 Plan. The Compensation Committee administers the 1992 Plan.

          The closing price for the Company's Common Stock on the Exchange on March 31, 1997 was $18 3/4.

FEDERAL INCOME TAX CONSEQUENCES

          There are no federal income tax consequences to the optionee or the Company upon the grant of stock options under the 1997 Plan. The federal tax consequences upon exercise will vary depending on whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

          INCENTIVE STOCK OPTIONS. When an optionee exercises an Incentive Stock Option, the optionee will not at that time recognize any income, nor will the Company be entitled to a deduction. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an Incentive Stock Option if the disposition occurs more than two years after the option was granted and if the shares have been held more than one year after it was exercised. The Company will not be entitled to a tax deduction if the optionee satisfies these holding requirements. The net federal income tax effect to the holder of Incentive Stock Options is to defer, until the acquired stock is sold, taxation of any increase in the stock's value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

          If the holding requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price, and any increase in the value of the option stock subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the stock. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the Company is entitled to a business expense deduction to the extent of ordinary income recognized by the optionee.

          NONQUALIFIED STOCK OPTIONS. When an optionee exercises a Nonqualified Stock Option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

          If, upon exercise of a Nonqualified Stock Option, the optionee pays all or part of the purchase price by delivering to the Company shares of already-owned stock, there are no federal income tax consequences to the optionee or the Company to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the Company, and the Company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to Inland.

          The affirmative vote, either in person or by proxy, of the holders of more than 50% of the shares of Common Stock and Series B and D Preferred Stock attending the Annual Meeting, voting as one class, is necessary to approve and adopt the 1997 Plan. Accordingly, if a stockholder abstains from voting certain shares on the approval and adoption of the 1997 Plan, or a beneficial owner fails to deliver written instructions to his nominee holder of shares so that the nominee holder is not able to vote such shares, it will have the effect of a negative vote, but if a broker indicates that it does not have authority to vote certain shares, those shares will not be considered as shares present and entitled to vote with respect to the approval and adoption of the 1997 Plan and therefore will have no effect on the outcome of the vote.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL
                                                                  ---
AND ADOPTION OF THE 1997 PLAN DESCRIBED ABOVE.

                                  PROPOSAL 3
                           RATIFICATION OF AUDITORS


          The Board of Directors has selected Grant Thornton, LLP to serve as the Company's independent auditors for the year ending December 31, 1997. The Stockholders are being asked to ratify the Board's selection. Representatives of Grant Thornton, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to answer appropriate questions.

          Ratification of the appointment of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 requires the approval by a majority vote of the outstanding shares of Common Stock and Series B and D Preferred Stock attending the Annual Meeting, either in person or by proxy.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL 3.
                                                   ---


                                 ANNUAL REPORT


          The Annual Report to Stockholders, including consolidated financial statements, for the year ended December 31, 1996, accompanies the proxy material being mailed to all Stockholders. The Annual Report is not a part of the proxy solicitation material.


                                 OTHER MATTERS


          The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented to the Annual Meeting by others. In the event that other matters properly come before the Annual Meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

                            DEADLINE FOR SUBMISSION
                         OF PROPOSALS TO BE PRESENTED
                  AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS


          Any Stockholder who intends to present a proposal at the 1998 Annual Meeting of Stockholders must file such proposal with the Company by December 30, 1997 for possible inclusion in the Company's proxy statement and form of proxy relating to the meeting.


                                    By Order of the Board of Directors



                                    Robert L. Griffis, Secretary

                             GREENBRIAR CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Greenbriar Corporation (the "Company"), to be held at the offices of the Company at 4265 Kellway Circle, Addison, Texas, on May 22, 1997, beginning at 10:00 a.m., Dallas Time, and the Proxy Statement in connection therewith and (2) appoints James R. Gilley and Gene S. Bertcher, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Series B and C Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.   ELECTION OF        [_]  FOR the Class III nominee          [_]  WITHHOLD AUTHORITY                [_] ABSTAIN
          DIRECTORS               listed below (except as marked          to vote for the Class III                   from
                                  to the contrary below)                  nominee listed  below                       voting

          Class III nominee: Don C. Benton

     2.   APPROVE 1997                 [_]  FOR                             [_]  AGAINST                    [_] ABSTAIN
          STOCK OPTION PLAN                 approval                             approval                       from voting

     3.   RATIFY SELECTION OF          [_]  FOR                             [_]  AGAINST                    [_] ABSTAIN
          GRANT THORNTON AS                 ratification                         ratification                   from voting
          THE COMPANY'S AUDITORS

     4.   IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.


     This proxy will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEE IN
ITEM 1 ABOVE, FOR THE APPROVAL IN ITEM 2 ABOVE, FOR THE RATIFICATION AND APPROVAL IN ITEM 3 ABOVE, AND FOR THE RATIFICATION IN ITEM 4 ABOVE.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock or Series B and C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.




Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                    Date                      , 1997
                                         ---------------------


                                    --------------------------------------
                                           Signature of Stockholder

                                    --------------------------------------
                                           Signature of Stockholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.